EXHIBIT 99.1

WESTERN GAS ANNOUNCES
FIRST-QUARTER 2018 RESULTS

SECURES EQUITY OPTIONS IN TWO PERMIAN BASIN
LONG HAUL CRUDE PIPELINES

HOUSTON, May 1, 2018 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced first-quarter 2018 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income (loss) available to limited partners for the first quarter of 2018 totaled $65.9 million, or $0.38 per common unit (diluted), with first-quarter 2018 Adjusted EBITDA(1) of $272.1 million and first-quarter 2018 Distributable cash flow(1) of $231.4 million.
WES previously declared a quarterly distribution of $0.935 per unit for the first quarter of 2018. This distribution represented a 2% increase over the prior quarter’s distribution and a 7% increase over the first-quarter 2017 distribution. The first-quarter 2018 Coverage ratio(1) of 1.05 times was based on the quarterly distribution of $0.935 per unit.
“Our first quarter results highlight the sustained growth in the DJ and Delaware Basins,” said Chief Executive Officer, Benjamin Fink. “We and Anadarko continue to execute the largest midstream capital program in our history, and I am pleased to report that the program remains on schedule. We continue to anticipate a significant acceleration of Delaware Basin volumes during the second half of this year.”
The Partnership also announced that it has secured the right to participate in two long haul crude pipelines from the Permian Basin: a 20% interest in Enterprise’s Midland-to-Sealy pipeline and up to a 15% interest in Plains’ Cactus II pipeline from West Texas to Corpus Christi.

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

“These projects are outstanding business opportunities given our outlook for Permian Basin oil production relative to takeaway capacity,” said Mr. Fink. “We are updating our 2018 outlook for capital expenditures, including equity investments, to a range of $1.35 billion to $1.45 billion to reflect our expected participation in these projects. Furthermore, we expect to fund our capital program without accessing the equity capital markets while maintaining investment grade credit metrics.”
Total throughput attributable to WES for natural gas assets for the first quarter of 2018 averaged 3.6 Bcf/d, which was 5% above the prior quarter and 8% below the first quarter of 2017. Total throughput for crude oil, NGL and produced water assets for the first quarter of 2018 averaged 258 MBbls/d, which was 8% above the prior quarter and 53% above the first quarter of 2017, primarily due to throughput from the DBM water systems, which commenced operation during the second quarter of 2017.
Capital expenditures attributable to WES, including equity investments but excluding acquisitions, totaled $298.2 million on a cash basis and $323.4 million on an accrual basis during the first quarter of 2018, with maintenance capital expenditures on a cash basis of $16.4 million.
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 50,132,046 WES common units. Net income (loss) available to limited partners for 2018 totaled $101.0 million, or $0.46 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.56875 per unit for the first quarter of 2018. This distribution represented a 4% increase over the prior quarter’s distribution and a 16% increase over the first-quarter 2017 distribution. WGP received distributions from WES of $125.3 million attributable to the first quarter of 2018 and will pay $124.5 million in distributions for the same period.
CONFERENCE CALL TOMORROW AT 11 A.M. CDT
WES and WGP will host a joint conference call on Wednesday, May 2, 2018, at 11:00 a.m. Central Daylight Time (12:00 p.m. Eastern Daylight Time) to discuss first-quarter 2018 results. Individuals who would like to participate should dial 877-883-0383 (Domestic) or 412-902-6506 (International) approximately 15 minutes before the scheduled conference call time, and enter participant access code 8107313. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westerngas.com. A replay of the conference call will also be available on the website for two weeks following the call.

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream assets. With midstream assets located in the Rocky Mountains, North-central Pennsylvania, Texas and New Mexico, WES is engaged in the business of gathering, compressing, treating, processing and transporting natural gas; gathering, stabilizing and transporting condensate, natural gas liquids and crude oil; and gathering and disposing of produced water for Anadarko, as well as for third-party producers and customers. In addition, in its capacity as a processor of natural gas, WES also buys and sells natural gas, NGLs and condensate on behalf of itself and as agent for its producer customers under certain of its contracts.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko Petroleum Corporation to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.
For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.
This news release contains forward-looking statements. WES and WGP’s management believes that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the supply of, demand for, and price of oil, natural gas, NGLs and related products or services; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners, LP and Western Gas Equity Partners, LP undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Jonathon E. VandenBrand
Director, Investor Relations
jon.vandenbrand@anadarko.com
832.636.6000
Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) net income (loss) attributable to Western Gas Partners, LP (GAAP) to WES’s Distributable cash flow (non-GAAP), (ii) net income (loss) attributable to Western Gas Partners, LP (GAAP) and net cash provided by operating activities (GAAP) to Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP), and (iii) operating income (loss) (GAAP) to Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income (loss) attributable to Western Gas Partners, LP and other applicable performance measures, such as operating income (loss) or cash flows from operating activities.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate and NGLs under WES’s commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less Service revenues – fee based recognized in Adjusted EBITDA (less than) in excess of customer billings, net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, Series A Preferred unit distributions and income taxes.

	Three Months Ended March 31,
thousands except Coverage ratio	2018		2017
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income (loss) attributable to Western Gas Partners, LP	$149,363		$101,889
Add:
Distributions from equity investments	28,954		22,567
Non-cash equity-based compensation expense	2,152		1,246
Non-cash settled interest expense, net (1)	—		71
Income tax (benefit) expense	1,502		3,552
Depreciation and amortization (2)	76,116		69,049
Impairments	148		164,742
Above-market component of swap agreements with Anadarko	14,282		12,297
Other expense (2)	143		45
Less:
Recognized Service revenues – fee based (less than) in excess of customer billings	(494)		—
Gain (loss) on divestiture and other, net	116		119,487
Equity income, net – affiliates	20,424		19,461
Cash paid for maintenance capital expenditures (2)	16,434		11,122
Capitalized interest	4,054		816
Cash paid for (reimbursement of) income taxes	(87)		189
Series A Preferred unit distributions	—		7,453
Other income (2)	777		427
Distributable cash flow	$231,436		$216,503
Distributions declared (3)
Limited partners – common units	$142,683
General partner	78,450
Total	$221,133
Coverage ratio	1.05	x

(1)	Includes amounts related to the Deferred purchase price obligation - Anadarko.

(2)	Includes WES’s 75% share of depreciation and amortization; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)	Reflects cash distributions of $0.935 per unit declared for the three months ended March 31, 2018.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, and other income.

	Three Months Ended March 31,
thousands	2018	2017
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income (loss) attributable to Western Gas Partners, LP	$149,363	$101,889
Add:
Distributions from equity investments	28,954	22,567
Non-cash equity-based compensation expense	2,152	1,246
Interest expense	39,283	35,504
Income tax expense	1,502	3,552
Depreciation and amortization (1)	76,116	69,049
Impairments	148	164,742
Other expense (1)	143	45
Less:
Gain (loss) on divestiture and other, net	116	119,487
Equity income, net – affiliates	20,424	19,461
Interest income – affiliates	4,225	4,225
Other income (1)	777	427
Adjusted EBITDA attributable to Western Gas Partners, LP	$272,119	$254,994
Reconciliation of Net cash provided by operating activities to Adjusted EBITDA attributable to Western Gas Partners, LP
Net cash provided by operating activities	$241,596	$192,616
Interest (income) expense, net	35,058	31,279
Uncontributed cash-based compensation awards	589	37
Accretion and amortization of long-term obligations, net	(1,378)	(1,101)
Current income tax (benefit) expense	171	424
Other (income) expense, net	(782)	(430)
Distributions from equity investments in excess of cumulative earnings – affiliates	8,013	3,453
Changes in assets and liabilities:
Accounts receivable, net	28,648	1,513
Accounts and imbalance payables and accrued liabilities, net	(27,075)	29,940
Other items, net	(9,015)	15
Adjusted EBITDA attributable to noncontrolling interest	(3,706)	(2,752)
Adjusted EBITDA attributable to Western Gas Partners, LP	$272,119	$254,994
Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities	$241,596	$192,616
Net cash used in investing activities	(294,168)	(252,434)
Net cash provided by (used in) financing activities	495,184	(175,797)

(1)	Includes WES’s 75% share of depreciation and amortization; other expense; and other income attributable to Chipeta.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted Gross Margin Attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues and other (less reimbursements for electricity-related expenses recorded as revenue), less cost of product, plus distributions from equity investments, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended March 31,
thousands	2018	2017
Reconciliation of Operating income (loss) to Adjusted gross margin attributable to Western Gas Partners, LP
Operating income (loss)	$188,126	$138,392
Add:
Distributions from equity investments	28,954	22,567
Operation and maintenance	88,279	73,760
General and administrative	14,132	12,659
Property and other taxes	12,382	12,294
Depreciation and amortization	76,842	69,702
Impairments	148	164,742
Less:
Gain (loss) on divestiture and other, net	116	119,487
Proceeds from business interruption insurance claims	—	5,767
Equity income, net – affiliates	20,424	19,461
Reimbursed electricity-related charges recorded as revenues	15,453	13,969
Adjusted gross margin attributable to noncontrolling interest	4,324	3,876
Adjusted gross margin attributable to Western Gas Partners, LP	$368,546	$331,556
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$325,872	$301,505
Adjusted gross margin for crude oil, NGL and produced water assets	42,674	30,051

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
thousands except per-unit amounts	2018	2017
Revenues and other
Service revenues – fee based	$338,419	$307,814
Service revenues – product based	22,593	—
Product sales	75,937	206,525
Other	219	1,854
Total revenues and other	437,168	516,193
Equity income, net – affiliates	20,424	19,461
Operating expenses
Cost of product	77,799	189,359
Operation and maintenance	88,279	73,760
General and administrative	14,132	12,659
Property and other taxes	12,382	12,294
Depreciation and amortization	76,842	69,702
Impairments	148	164,742
Total operating expenses	269,582	522,516
Gain (loss) on divestiture and other, net	116	119,487
Proceeds from business interruption insurance claims	—	5,767
Operating income (loss)	188,126	138,392
Interest income – affiliates	4,225	4,225
Interest expense	(39,283)	(35,504)
Other income (expense), net	782	430
Income (loss) before income taxes	153,850	107,543
Income tax (benefit) expense	1,502	3,552
Net income (loss)	152,348	103,991
Net income attributable to noncontrolling interest	2,985	2,102
Net income (loss) attributable to Western Gas Partners, LP	$149,363	$101,889
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Partners, LP	$149,363	$101,889
Series A Preferred units interest in net (income) loss	—	(28,174)
General partner interest in net (income) loss	(83,439)	(68,162)
Common and Class C limited partners’ interest in net income (loss)	$65,924	$5,553
Net income (loss) per common unit – basic and diluted	$0.38	$0.01
Weighted-average common units outstanding – basic and diluted	152,602	134,448

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	March 31, 2018	December 31, 2017
Current assets	$733,247	$254,062
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	6,063,547	5,730,891
Other assets	1,756,528	1,769,397
Total assets	$8,813,322	$8,014,350
Current liabilities	$477,697	$424,333
Long-term debt	4,176,346	3,464,712
Asset retirement obligations	147,082	143,394
Other liabilities	137,349	10,900
Total liabilities	$4,938,474	$4,043,339
Equity and partners’ capital
Common units (152,602,105 units issued and outstanding at March 31, 2018, and December 31, 2017)	2,842,612	2,950,010
Class C units (13,505,277 and 13,243,883 units issued and outstanding at March 31, 2018, and December 31, 2017, respectively)	784,105	780,040
General partner units (2,583,068 units issued and outstanding at March 31, 2018, and December 31, 2017)	185,812	179,232
Noncontrolling interest	62,319	61,729
Total liabilities, equity and partners’ capital	$8,813,322	$8,014,350

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
thousands	2018	2017
Cash flows from operating activities
Net income (loss)	$152,348	$103,991
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in assets and liabilities:
Depreciation and amortization	76,842	69,702
Impairments	148	164,742
(Gain) loss on divestiture and other, net	(116)	(119,487)
Change in other items, net	12,374	(26,332)
Net cash provided by operating activities	$241,596	$192,616
Cash flows from investing activities
Capital expenditures	$(302,297)	$(125,944)
Contributions in aid of construction costs from affiliates	—	1,310
Acquisitions from third parties	—	(155,287)
Distributions from equity investments in excess of cumulative earnings – affiliates	8,013	3,453
Proceeds from the sale of assets to third parties	116	34
Proceeds from property insurance claims	—	24,000
Net cash used in investing activities	$(294,168)	$(252,434)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$1,337,525	$(11)
Repayments of debt	(630,000)	—
Increase (decrease) in outstanding checks	(6,684)	1,024
Proceeds from the issuance of common units, net of offering expenses	—	(158)
Distributions to unitholders	(216,586)	(185,565)
Distributions to noncontrolling interest owner	(3,353)	(3,370)
Net contributions from (distributions to) Anadarko	—	(14)
Above-market component of swap agreements with Anadarko	14,282	12,297
Net cash provided by (used in) financing activities	$495,184	$(175,797)
Net increase (decrease) in cash and cash equivalents	$442,612	$(235,615)
Cash and cash equivalents at beginning of period	78,814	357,925
Cash and cash equivalents at end of period	$521,426	$122,310

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended March 31,
	2018	2017
Throughput for natural gas assets (MMcf/d)
Gathering, treating and transportation	816	1,443
Processing	2,755	2,442
Equity investment (1)	152	162
Total throughput for natural gas assets	3,723	4,047
Throughput attributable to noncontrolling interest for natural gas assets	96	109
Total throughput attributable to Western Gas Partners, LP for natural gas assets	3,627	3,938
Throughput for crude oil, NGL and produced water assets (MBbls/d)
Gathering, treating, transportation and disposal	124	44
Equity investment (2)	134	125
Total throughput for crude oil, NGL and produced water assets	258	169
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (3)	$1.00	$0.85
Adjusted gross margin per Bbl for crude oil, NGL and produced water assets (4)	1.84	1.98

(1)	Represents WES’s 14.81% share of average Fort Union throughput and 22% share of average Rendezvous throughput.

(2)
Represents WES’s 10% share of average White Cliffs throughput, WES’s 25% share of average Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput, and WES’s 33.33% share of average FRP throughput.

(3)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues and other for natural gas assets less reimbursements for electricity-related expenses recorded as revenue), less cost of product for natural gas assets, plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product), divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(4)
Average for period. Calculated as Adjusted gross margin for crude oil, NGL and produced water assets (total revenues and other for crude oil, NGL and produced water assets less reimbursements for electricity-related expenses recorded as revenue), less cost of product for crude oil, NGL and produced water assets, and plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP), divided by total throughput (MBbls/d) for crude oil, NGL and produced water assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

thousands except per-unit amount and Coverage ratio	Three Months Ended March 31, 2018
Distributions declared by Western Gas Partners, LP:
General partner interest	$3,681
Incentive distribution rights	74,770
Common units held by WGP	46,873
Less:
Public company general and administrative expense	832
Interest expense	1,063
Cash available for distribution	$123,429
Declared distribution per common unit	$0.56875
Distributions declared by Western Gas Equity Partners, LP	$124,518
Coverage ratio	0.99	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
thousands except per-unit amounts	2018	2017
Revenues and other
Service revenues – fee based	$338,419	$307,814
Service revenues – product based	22,593	—
Product sales	75,937	206,525
Other	219	1,854
Total revenues and other	437,168	516,193
Equity income, net – affiliates	20,424	19,461
Operating expenses
Cost of product	77,799	189,359
Operation and maintenance	88,279	73,760
General and administrative	14,964	13,476
Property and other taxes	12,382	12,294
Depreciation and amortization	76,842	69,702
Impairments	148	164,742
Total operating expenses	270,414	523,333
Gain (loss) on divestiture and other, net	116	119,487
Proceeds from business interruption insurance claims	—	5,767
Operating income (loss)	187,294	137,575
Interest income – affiliates	4,225	4,225
Interest expense	(40,346)	(36,033)
Other income (expense), net	817	446
Income (loss) before income taxes	151,990	106,213
Income tax (benefit) expense	1,502	3,552
Net income (loss)	150,488	102,661
Net income (loss) attributable to noncontrolling interests	49,483	26,721
Net income (loss) attributable to Western Gas Equity Partners, LP	$101,005	$75,940
Net income (loss) per common unit – basic and diluted	$0.46	$0.35
Weighted-average common units outstanding – basic and diluted	218,933	218,929

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	March 31, 2018	December 31, 2017
Current assets	$735,818	$255,210
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	6,063,547	5,730,891
Other assets	1,756,528	1,770,210
Total assets	$8,815,893	$8,016,311
Current liabilities	$506,021	$424,426
Long-term debt	4,176,346	3,492,712
Asset retirement obligations	147,082	143,394
Other liabilities	137,349	10,900
Total liabilities	$4,966,798	$4,071,432
Equity and partners’ capital
Common units (218,933,141 units issued and outstanding at March 31, 2018, and December 31, 2017)	$1,041,066	$1,061,125
Noncontrolling interests	2,808,029	2,883,754
Total liabilities, equity and partners’ capital	$8,815,893	$8,016,311

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
thousands	2018	2017
Cash flows from operating activities
Net income (loss)	$150,488	$102,661
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in assets and liabilities:
Depreciation and amortization	76,842	69,702
Impairments	148	164,742
(Gain) loss on divestiture and other, net	(116)	(119,487)
Change in other items, net	13,554	(25,945)
Net cash provided by operating activities	$240,916	$191,673
Cash flows from investing activities
Capital expenditures	$(302,297)	$(125,944)
Contributions in aid of construction costs from affiliates	—	1,310
Acquisitions from third parties	—	(155,287)
Distributions from equity investments in excess of cumulative earnings – affiliates	8,013	3,453
Proceeds from the sale of assets to third parties	116	34
Proceeds from property insurance claims	—	24,000
Net cash used in investing activities	$(294,168)	$(252,434)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$1,337,517	$(11)
Repayments of debt	(630,000)	—
Increase (decrease) in outstanding checks	(6,684)	1,024
Proceeds from the issuance of WES common units, net of offering expenses	—	(158)
Distributions to WGP unitholders	(120,140)	(101,254)
Distributions to Chipeta noncontrolling interest owner	(3,353)	(3,370)
Distributions to noncontrolling interest owners of WES	(94,272)	(84,172)
Net contributions from (distributions to) Anadarko	—	(14)
Above-market component of swap agreements with Anadarko	14,282	12,297
Net cash provided by (used in) financing activities	$497,350	$(175,658)
Net increase (decrease) in cash and cash equivalents	$444,098	$(236,419)
Cash and cash equivalents at beginning of period	79,588	359,072
Cash and cash equivalents at end of period	$523,686	$122,653